Intangible assets, net - Estimated amortization expense (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Future amortization of intangible assets
2022	¥ 19,974
2023	9,908
2024	9,908
2025	9,908
2026	6,478
Thereafter	12,132
Total	¥ 68,308	$ 10,719	¥ 23,478